Exhibit 21.1
Subsidiaries as of December 31, 2019

Name	State or Country of Organization
Agila Australasia Pty Ltd	Australia
Alphapharm Pty. Ltd.	Australia
Mylan Australia Holding Pty Ltd	Australia
Mylan Australia Pty Limited	Australia
Mylan Health Pty. Ltd.	Australia
Arcana Arzneimittel GmbH	Australia
MEDA Pharma GmbH	Austria
Mylan Österreich GmbH	Austria
Meda Pharma S.A.	Belgium
Mylan BVBA	Belgium
Mylan EPD BVBA	Belgium
Mylan Bermuda Ltd.	Bermuda
Mylan d.o.o.	Bosnia and Herzegovina
Mylan Brasil Distribuidora de Medicamentos Ltda	Brazil
Mylan Laboratórios Ltda	Brazil
Mylan EOOD	Bulgaria
BGP Pharma ULC	Canada
Meda Pharmaceuticals Ltd	Canada
Mylan Pharmaceuticals ULC	Canada
Medicine Meda Pharmaceutical Information Consultancy (Beijing) Co., Ltd.	China
Mylan Pharmaceutical Science and Technology (Shanghai) Co., Ltd.	China
Mylan Hrvatska d.o.o.	Croatia
Onco Laboratories Limited	Cyprus
Meda Pharma s.r.o.	Czech Republic
Mylan Healthcare CZ s.r.o.	Czech Republic
Mylan Pharmaceuticals s.r.o.	Czech Republic
Acton Pharmaceuticals Inc.	Delaware
Alaven Pharmaceutical LLC	Delaware
ALVP Holdings, LLC	Delaware
Delcor Asset Corporation	Delaware
Denco Asset, LLC	Delaware
Deogun Manufacturing, LLC	Delaware
Dey Limited Partner LLC	Delaware
Dey, Inc.	Delaware
EMD, Inc.	Delaware
Ezio Pharma, Inc.	Delaware
Franklin Pharmaceutical LLC	Delaware
Madaus Inc.	Delaware
Marquis Industrial Company, LLC	Delaware
Meda Pharmaceuticals Inc.	Delaware
Mylan API Inc.	Delaware
Mylan API US LLC	Delaware
Mylan Consumer Healthcare, Inc.	Delaware
Mylan D.T. (U.S.) Holdings, Inc.	Delaware
Mylan D.T. DPT Partner Sub, LLC	Delaware
Mylan D.T., Inc.	Delaware
Mylan Holdings Inc.	Delaware
Mylan Institutional LLC	Delaware
Mylan Investment Holdings 4 LLC	Delaware
Mylan Investment Holdings 5 LLC	Delaware
Mylan Investment Holdings 6 LLC	Delaware
Mylan LLC	Delaware
Mylan Securitization LLC	Delaware
Mylan Special Investments LLC	Delaware
Mylan Special Investments II, LLC	Delaware
Mylan Special Investments III, LLC	Delaware
Mylan Special Investments IV, LLC	Delaware
Mylan Special Investments V, LLC	Delaware
Mylan Special Investments VI, LLC	Delaware
Mylan Specialty L.P.	Delaware
Nimes Inc.	Delaware
Powder Street, LLC	Delaware
Prestium Pharma, Inc.	Delaware
Somerset Pharmaceuticals, Inc.	Delaware
Wallace Pharmaceuticals Inc.	Delaware
Meda A/S	Denmark
Mylan ApS	Denmark
Mylan Denmark ApS	Denmark
Agila Specialties Investments Limited	England & Wales
Generics [U.K.] Limited	England & Wales
Mylan Holdings Acquisition Limited	England & Wales
Mylan Holdings Acquisition 2 Limited	England & Wales
Mylan Holdings Ltd.	England & Wales
Mylan Pharma UK Limited	England & Wales
Mylan Products Limited	England & Wales
Mylan UK Healthcare Limited	England & Wales
Meda Oy	Finland
Mylan Finland Oy	Finland
Mylan Oy	Finland
Laboratoires Madaus S.A.S.	France
Meda Holding S.A.S.	France
Meda Manufacturing S.A.S.	France
Meda Pharma S.A.S.	France
Mylan EMEA S.A.S.	France
Mylan Generics France Holding S.A.S.	France
Mylan Laboratories S.A.S.	France
Mylan Medical S.A.S.	France
Mylan S.A.S.	France
Rottapharm S.A.S.	France
Erste Madaus Beteiligungs GmbH	Germany
Madaus GmbH	Germany
Meda Germany Beteiligungs GmbH	Germany
Meda Germany Holding GmbH	Germany
Meda Manufacturing GmbH	Germany
Meda Pharma GmbH & Co. KG	Germany
MWB Pharma GmbH	Germany
Mylan Germany GmbH	Germany
Mylan dura GmbH	Germany
Mylan Healthcare GmbH	Germany
Pharmazeutische Union GmbH	Germany
PharmLog Pharma Logistik GmbH	Germany
Rottapharm Madaus GmbH	Germany
Viatris GmbH	Germany
Zweite Madaus Beteiligungs GmbH	Germany
Mylan (Gibraltar) 4 Limited	Gibraltar
Mylan (Gibraltar) 5 Limited	Gibraltar
Mylan (Gibraltar) 6 Limited	Gibraltar
Mylan (Gibraltar) 7 Limited	Gibraltar
Mylan (Gibraltar) 8 Limited	Gibraltar
Mylan (Gibraltar) 9 Limited	Gibraltar
BGP Pharmaceutical Products Ltd.	Greece
Generics Pharma Hellas Ltd.	Greece
Meda Pharmaceuticals S.A.	Greece
Mylan Pharmaceutical Hong Kong Limited	Hong Kong
Meda Pharma Hungary Kereskedelmi Kft.	Hungary
Mylan EPD Kft.	Hungary
Mylan Hungary Kft.	Hungary
Mylan Kft.	Hungary
Mylan Institutional Inc.	Illinois
Mylan Laboratories India Private Limited	India
Mylan Laboratories Limited	India
Mylan Pharmaceuticals Private Limited	India
BGP Products Limited	Ireland
McDermott Laboratories Limited	Ireland
Meda Health Sales Ireland Limited	Ireland
Mylan Investments Limited	Ireland
Mylan IRE Healthcare Limited	Ireland
Mylan Ireland Holdings Limited	Ireland
Mylan Ireland Investment Designated Activity Company	Ireland
Mylan Ireland Limited	Ireland
Mylan Pharma Acquisition Limited	Ireland
Mylan Pharma Group Limited	Ireland
Mylan Pharma Holdings Limited	Ireland
Mylan Teoranta	Ireland
Rottapharm Limited	Ireland
Dermogroup S.r.l.	Italy
Mylan Italia S.r.l.	Italy
Meda Pharma S.p.A.	Italy
Mylan S.p.A.	Italy
Rottapharm S.p.A.	Italy
Mylan EPD G.K.	Japan
Mylan Seiyaku Ltd.	Japan
SIA “Meda Pharma”	Latvia
SIA “Mylan Healthcare”	Latvia
BGP Products UAB	Lithuania
BGP Products S.à.r.l.	Luxembourg
Integral S.A.	Luxembourg
Meda Pharma S.à r.l.	Luxembourg
Mylan Luxembourg 1 S.à r.l.	Luxembourg
Mylan Luxembourg 2 S.à r.l.	Luxembourg
Mylan Luxembourg 3 S.à r.l.	Luxembourg
Mylan Luxembourg 6 S.à r.l.	Luxembourg
Mylan Luxembourg 7 S.à r.l.	Luxembourg
Mylan Luxembourg 9 S.à r.l.	Luxembourg
Mylan Luxembourg S.à r.l.	Luxembourg
SIM S.A.	Luxembourg
Mylan Healthcare Sdn. Bhd.	Malaysia
Mylan Malaysia SDN. BHD.	Malaysia
MP Laboratories (Mauritius) Ltd.	Mauritius
Meda Phama, S. de R.L. de C.V.	Mexico
Meda Pharma Servicios, S. de R.L. de C.V.	Mexico
Mylan Pharmaceuticals S.A.S.	Morocco
Meda Pharma B.V.	Netherlands
Mylan B.V.	Netherlands
Mylan Group B.V.	Netherlands
Mylan Healthcare B.V.	Netherlands
Mylan I B.V.	Netherlands
Mylan II B.V.	Netherlands
Agila Specialties Inc.	New Jersey
BGP Products	New Zealand
Mylan New Zealand Limited	New Zealand
Mylan Health Management LLC	North Carolina
Meda AS	Norway
Mylan Healthcare Norge AS	Norway
Mylan Hospital AS	Norway
ZpearPoint AS	Norway
MLRE LLC	Pennsylvania
Mylan Holdings Sub Inc.	Pennsylvania
Mylan Inc.	Pennsylvania
Synerx Pharma, LLC	Pennsylvania
Mylan Philippines Inc.	Philippines
Mylan EPD Sp. Z o.o.	Poland
Mylan Healthcare S.p. Z o.o.	Poland
Mylan Pharmaceuticals Sp. Z o.o.	Poland
BGP Products, Unipessoal, LDA	Portugal
Laboratorios Anova - Produtos Farmaceuticos, LDA	Portugal
Laboratorios Delta, S.A.	Portugal
Meda Pharma - Produtos Farmaceuticos, S.A.	Portugal
Mylan EPD Lda.	Portugal
Mylan, Lda	Portugal
BGP Products S.r.l.	Romania
Mylan Pharma LLC	Russian Federation
Mylan Pharmaceuticals Pte. Ltd.	Singapore
BGP Products s.r.o.	Slovakia
Meda Pharma spol. s.r.o.	Slovakia
Mylan s.r.o.	Slovakia
Mylan Healthcare, farmacevtsko podjetje, d.o.o.	Slovenia
MYLAN, farmacevtska druzba, d.o.o.	Slovenia
Meda Pharma South Africa (Pty) Limited	South Africa
Mylan (Proprietary) Limited	South Africa
Mylan Pharmaceuticals (Pty) Ltd.	South Africa
SCP Pharmaceuticals (Proprietary) Limited	South Africa
Xixia Pharmaceuticals (Proprietary) Limited	South Africa
Fundacion Mylan para la Salud	Spain
Meda Pharma, S.L.	Spain
Mylan Pharmaceuticals S.L.U.	Spain
Abbex AB	Sweden
Antula Holding AB	Sweden
BGP Products AB	Sweden
Ellem Lakemedel AB	Sweden
Ipex AB	Sweden
Ipex Medical AB	Sweden
Meda AB	Sweden
Meda OTC AB	Sweden
Mylan AB	Sweden
Mylan Sweden Holdings AB	Sweden
Recip AB	Sweden
Recip Lakemedel AB	Sweden
Safe Breath International AB	Sweden
Scandinavian Pharmaceuticals-Generics AB	Sweden
Scand Pharm Marketing AB	Sweden
Mylan Pharma GmbH	Switzerland
BGP Products Operations GmbH	Switzerland
BGP Products Switzerland GmbH	Switzerland
Meda Pharma GmbH	Switzerland
Meda Pharmaceuticals Switzerland GmbH	Switzerland
Mylan GmbH	Switzerland
Mylan Holdings GmbH	Switzerland
Mylan (Taiwan) Limited	Taiwan Province of China
DPT Laboratories, Ltd.	Texas
Mylan Bertek Pharmaceuticals Inc.	Texas
Meda Pharma (Thailand) Co., Ltd.	Thailand
Meda Pharma Ilaç Sanayi ve Ticaret Limited Sirketi	Turkey
Meda Pharmaceuticals MEA FZ-LLC	United Arab Emirates
Mylan FZ-LLC	United Arab Emirates
American Triumvirate Insurance Company	Vermont
Mylan International Holdings, Inc.	Vermont
MP AIR, Inc.	West Virginia
Mylan Pharmaceuticals Inc.	West Virginia
Mylan Technologies, Inc.	West Virginia
Mylan ASI LLC	Wyoming

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